SUPPLEMENT DATED MARCH 27, 2023 TO
THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2022, as supplemented,
OF VANECK ETF TRUST

IMPORTANT NOTICE REGARDING PORTFOLIO MANAGEMENT

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus for VanEck ETF Trust (the “Trust”) regarding VanEck China Growth Leaders ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus and Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.
Effective December 13, 2022, Haili Wang replaced Max Lan as portfolio manager of China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) for the Fund. Accordingly, the Summary Prospectus and Prospectus are supplemented as follows:
1.The section of the Summary Prospectus and Prospectus titled “Summary Information – Portfolio Management – Portfolio Managers” is hereby deleted in its entirety and replaced with the following:
Portfolio Managers. The following individuals are primarily and jointly responsible for the day-
to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Peter H. Liao	Portfolio Manager	October 2010

Name	Title with Sub-Adviser	Date Began Managing the Fund
Haili Wang	Portfolio Manager	December 2022

2.    The section of the Prospectus titled “Management of the Fund – Portfolio Managers” is hereby deleted in its entirety and replaced with the following:
Portfolio Managers
Peter H. Liao, CFA, has been employed by the Adviser as an analyst since the summer of 2004 and has been a portfolio manager since 2006. Mr. Liao graduated from New York University in 2004 with a Bachelor of Arts in Economics and Mathematics. Mr. Liao serves as portfolio manager for certain other investment companies and pooled investment vehicles advised by the Adviser.
Haili Wang joined the Sub-Adviser as a portfolio manager in January 2021. Prior to joining the Sub-Adviser, Ms. Wang worked as an exotic derivatives quantitative developer at Morgan Stanley Asia from 2015 to 2019. Ms. Wang holds a Bachelor's degree in Software Engineering from Nanjing University as well as Master’s degrees in Finance and Computer Science from the University of Hong Kong.
See the Fund's SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and their respective ownership of Shares of the Fund.

Please retain this supplement for future reference.